Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Director, North America Public Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com

Manhattan Associates Reports Record Third Quarter 2012 Performance

Company raises full-year EPS guidance

ATLANTA – October 16, 2012 – Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record third quarter 2012 non-GAAP adjusted diluted earnings per share of $0.75 compared to $0.67 in the third quarter 2011, on license revenue of $16.2 million and record total revenue of $95.8 million. GAAP diluted earnings per share was $0.69 compared to $0.70 in the prior year third quarter.

Manhattan Associates CEO Pete Sinisgalli commented, “We’re pleased with our third quarter performance. The financial results were good, our competitive win rate was strong and our substantial investments in research and development position us well for the future.”

THIRD QUARTER 2012 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.75 in the third quarter of 2012, compared to $0.67 in the third quarter of 2011.

•

GAAP diluted earnings per share was $0.69 in the third quarter of 2012, compared to $0.70 in the third quarter of 2011. Third quarter results for 2011 included a $0.12 per share benefit for the recovery of a previously impaired auction rate security investment.

•

Consolidated total revenue was $95.8 million in the third quarter of 2012, compared to $85.6 million in the third quarter of 2011. License revenue was $16.2 million in the third quarter of 2012, compared to $13.6 million in the third quarter of 2011.

•	Adjusted operating income, a non-GAAP measure, was $23.8 million in the third quarter of 2012, compared to $19.7 million in the third quarter of 2011.

•

GAAP operating income was $21.7 million in the third quarter of 2012, compared to $19.4 million in the third quarter of 2011. Results for the third quarter of 2011 included a $2.5 million recovery of a previously impaired auction rate security investment.

•

Cash flow from operations was $17.5 million in the third quarter of 2012, compared to $16.9 million in the third quarter of 2011. Days Sales Outstanding was 70 days at September 30, 2012, compared to 63 days at June 30, 2012.

•	Cash and investments on-hand was $106.8 million at September 30, 2012, compared to $100.9 million at June 30, 2012.

•

For the three months ended September 30, 2012, the Company repurchased 418,932 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $21.2 million. In October 2012, the Board of Directors approved raising the Company’s remaining share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

NINE MONTH 2012 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $2.12 for the nine months ended September 30, 2012, compared to $1.72 for the nine months ended September 30, 2011.

•

GAAP diluted earnings per share for the nine months ended September 30, 2012 was $1.93, compared to $1.59 for the nine months ended September 30, 2011. Results for the nine months ended September 30, 2011 included a $0.12 per share benefit for the recovery of a previously impaired auction rate security investment.

•

Consolidated revenue for the nine months ended September 30, 2012 was $280.9 million, compared to $245.7 million for the nine months ended September 30, 2011. License revenue was $47.1 million for the nine months ended September 30, 2012, compared to $37.7 million in the nine months ended September 30, 2011.

•	Adjusted operating income, a non-GAAP measure, was $66.8 million for the nine months ended September 30, 2012, compared to $51.1 million for the nine months ended September 30, 2011.

•

GAAP operating income was $61.0 million for the nine months ended September 30, 2012, compared to $45.2 million for the nine months ended September 30, 2011. Results for the nine months ended September 30, 2011 included a $2.5 million recovery of a previously impaired auction rate security investment.

•

For the nine months ended September 30, 2012, the Company repurchased 1,418,205 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $68.5 million.

SALES ACHIEVEMENTS:

•	Closing two contracts of $1.0 million or more in recognized license revenue during the third quarter of 2012.

•	Completing software license wins with new customers such as: Happigo Home Shipping Co., Integracolor and TwinMed.

•

Expanding relationships with existing customers such as: ACCO Brands, Alliance Healthcare, American Eagle Outfitters, AMSCAN , ATB Market, Better Life Commercial Chain, Bollore Logistics, Bulova Corporation, Cabela’s, Chanel, Chico’s Retail Services, Cotton On Group Services, Dalepak, Design Within Reach, Fashion Biz, Five Below, Hayneedle, Keystone Distribution UK, Kuehne & Nagel, Nalsani SA, Nike, Inc., National Logistics Services, Nature’s Best, RockTenn, Rocky Brands, SF Express, Southern Wine & Spirits of America, Super Cheap Auto, The Beistle Company and Wolverine Worldwide.

2012 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2012:

	Guidance Range - 2012 Full year
($’s in millions, except EPS)	$ Range		% Growth range
Total revenue—current guidance	$370	$375	12%	14%
Total revenue—previous guidance	$365	$375	11%	14%

Diluted earnings per share (EPS):
Adjusted EPS(1)—current guidance	$2.75	$2.80	19%	21%
GAAP EPS—current guidance	$2.49	$2.54	19%	22%

Adjusted EPS(1)—previous guidance	$2.65	$2.75	14%	19%
GAAP EPS—previous guidance	$2.37	$2.47	13%	18%

(1)	Adjusted EPS is Non-GAAP

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning December 15, 2012, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2012 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the fourth full week of January 2013.

CONFERENCE CALL

The Company’s conference call regarding its third quarter financial results will be held at 4:30 p.m. Eastern Time on Tuesday October 16, 2012. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.888.471.9891 in the U.S. and Canada, or +1.973.200.3379 outside the U.S., and entering the conference identification number 32249193 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ fourth quarter 2012 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter ended September 30, 2012.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof; equity-based compensation; and assets impairment charges and related reversals – all net of income tax effects and unusual tax adjustments. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates continues to deliver on its 22-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The Company’s supply chain innovations include: Manhattan SCOPE®, a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2012 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(unaudited)
Revenue:
Software license	$16,164	$13,565	$47,096	$37,674
Services	71,886	63,594	211,578	183,446
Hardware and other	7,791	8,443	22,215	24,594

Total revenue	95,841	85,602	280,889	245,714
Costs and expenses:
Cost of license	2,086	1,196	5,351	4,259
Cost of services	32,614	28,054	94,646	80,474
Cost of hardware and other	6,428	6,695	18,416	19,452
Research and development	11,400	10,877	33,753	31,936
Sales and marketing	10,999	10,865	34,817	33,774
General and administrative	9,258	9,342	28,806	27,256
Depreciation and amortization	1,379	1,698	4,141	5,922
Recovery of previously impaired investment	—	(2,519)	—	(2,519)

Total costs and expenses	74,164	66,208	219,930	200,554

Operating income	21,677	19,394	60,959	45,160
Other (expense) income, net	(247)	862	431	1,214

Income before income taxes	21,430	20,256	61,390	46,374
Income tax provision	7,621	5,379	22,007	11,992

Net income	$13,809	$14,877	$39,383	$34,382

Basic earnings per share	$0.71	$0.74	$1.99	$1.67
Diluted earnings per share	$0.69	$0.70	$1.93	$1.59

Weighted average number of shares:
Basic	19,568	20,156	19,745	20,623
Diluted	20,130	21,125	20,372	21,656

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
GAAP Operating income	$21,677	$19,394	$60,959	$45,160
Equity-based compensation (a)	2,158	2,503	5,795	7,317
Purchase amortization (b)	2	293	5	1,170
Recovery of previously impaired investment (c)	—	(2,519)	—	(2,519)

Adjusted operating income (Non-GAAP)	$23,837	$19,671	$66,759	$51,128

GAAP Income tax provision	$7,621	$5,379	$22,007	$11,992
Equity-based compensation (a)	777	838	2,086	2,451
Purchase amortization (b)	1	98	2	392
Unusual tax adjustments (d)	—	115	—	227

Adjusted income tax provision (Non-GAAP)	$8,399	$6,430	$24,095	$15,062

GAAP Net income	$13,809	$14,877	$39,383	$34,382
Equity-based compensation (a)	1,381	1,665	3,709	4,866
Purchase amortization (b)	1	195	3	778
Recovery of previously impaired investment (c)	—	(2,519)	—	(2,519)
Unusual tax adjustments (d)	—	(115)	—	(227)

Adjusted net income (Non-GAAP)	$15,191	$14,103	$43,095	$37,280

GAAP Diluted EPS	$0.69	$0.70	$1.93	$1.59
Equity-based compensation (a)	0.07	0.08	0.18	0.22
Purchase amortization (b)	—	0.01	—	0.04
Recovery of previously impaired investment (c)	—	(0.12)	—	(0.12)
Unusual tax adjustments (d)	—	(0.01)	—	(0.01)

Adjusted diluted EPS (Non-GAAP)	$0.75	$0.67	$2.12	$1.72

Fully diluted shares	20,130	21,125	20,372	21,656

(a)	To be consistent with other companies in the software industry, we report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and nine months ended September 30, 2012 and 2011:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Cost of services	$305	$374	$490	$1,077
Research and development	435	415	1,134	1,173
Sales and marketing	517	585	1,667	1,733
General and administrative	901	1,129	2,504	3,334

Total equity-based compensation	$2,158	$2,503	$5,795	$7,317

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	During the quarter ended September 30, 2008, we recorded an impairment charge of $3.5 million on an investment in an auction rate security. We reduced the carrying value to zero due to credit downgrades of the underlying issuer and the bond insurer as well as increasing publicly reported exposure to bankruptcy risk by the issuer. However, during the quarter ended September 30, 2011, we were able to sell the auction rate security and recovered over 70%, or $2.5 million, of our original investment. We previously excluded the asset impairment charge recorded in 2008 to write down the value of the auction rate security because we typically invest our treasury funds in cash, cash equivalents or other liquid investments, not illiquid, risky securities. We believed the write-down in value of the auction rate security was due to unusual changes in the characteristics of the auction rate security since our initial investment in it, including failed auctions and default risk for a municipal obligor. Consistent with our prior exclusion of the charge, we have excluded the reversal of the charge from adjusted non-GAAP results because it is not indicative of ongoing operating performance.
(d)	For the three and nine months ended September 30, 2011, the adjustments represent tax benefits from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2012	December 31, 2011
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$99,090	$92,180
Short term investments	7,715	6,079
Accounts receivable, net of allowance of $5,524 and $4,816 in 2012 and 2011, respectively	73,241	56,264
Deferred income taxes	7,835	7,599
Income taxes receivable	—	4,859
Prepaid expenses and other current assets	7,465	7,533

Total current assets	195,346	174,514
Property and equipment, net	13,681	13,321
Long-term investments	—	855
Goodwill, net	62,260	62,261
Deferred income taxes	2,668	5,696
Other assets	1,874	2,953

Total assets	$275,829	$259,600

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,069	$8,090
Accrued compensation and benefits	16,857	16,503
Accrued and other liabilities	12,733	13,648
Deferred revenue	52,573	49,882
Income tax payable	7,066	—

Total current liabilities	97,298	88,123
Other non-current liabilities	8,971	9,397

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2012 or 2011	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 19,905,903 and 20,415,946 shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively	199	204
Additional paid-in capital	—	—
Retained earnings	173,248	166,989
Accumulated other comprehensive loss	(3,887)	(5,113)

Total shareholders’ equity	169,560	162,080

Total liabilities and shareholders’ equity	$275,829	$259,600

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2012	2011
	(unaudited)
Operating activities:
Net income	$39,383	$34,382
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,141	5,922
Recovery of previously impaired investment	—	(2,519)
Equity-based compensation	5,795	7,317
(Gain) loss on disposal of equipment	(46)	22
Tax benefit of stock awards exercised/vested	7,034	3,345
Excess tax benefits from equity-based compensation	(5,726)	(1,416)
Deferred income taxes	2,807	(1,821)
Unrealized foreign currency loss (gain)	411	(513)
Changes in operating assets and liabilities:
Accounts receivable, net	(16,772)	(9,370)
Other assets	1,215	(1,546)
Accounts payable, accrued and other liabilities	(1,595)	(3,325)
Income taxes	12,266	6,250
Deferred revenue	2,494	4,267

Net cash provided by operating activities	51,407	40,995

Investing activities:
Purchase of property and equipment	(4,336)	(3,672)
Net (purchases) maturities of investments	(236)	465

Net cash used in investing activities	(4,572)	(3,207)

Financing activities:
Purchase of common stock	(71,667)	(95,569)
Proceeds from issuance of common stock from options exercised	25,708	30,265
Excess tax benefits from equity-based compensation	5,726	1,416

Net cash used in financing activities	(40,233)	(63,888)

Foreign currency impact on cash	308	(491)

Net change in cash and cash equivalents	6,910	(26,591)
Cash and cash equivalents at beginning of period	92,180	120,744

Cash and cash equivalents at end of period	$99,090	$94,153

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted EPS	$0.32	$0.57	$0.70	$0.50	$2.09	$0.55	$0.70	$0.69	$1.93
Adjustments to GAAP:
Equity-based compensation	0.07	0.07	0.08	0.09	0.32	0.05	0.06	0.07	0.18
Purchase amortization	0.01	0.01	0.01	—	0.04	—	—	—	—
Recovery of previously impaired investment	—	—	(0.12)	—	(0.12)	—	—	—	—
Unusual tax adjustments	—	—	(0.01)	—	(0.01)	—	—	—	—

Adjusted Diluted EPS	$0.41	$0.65	$0.67	$0.60	$2.32	$0.60	$0.76	$0.75	$2.12

2. Revenues and operating income (loss) by reportable segment are as follows (in thousands):
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$60,185	$72,634	$70,663	$69,377	$272,859	$73,195	$77,094	$79,657	$229,946
EMEA	8,336	11,075	10,041	8,843	38,295	12,407	12,334	10,589	35,330
APAC	3,189	4,693	4,898	5,319	18,099	5,879	4,139	5,595	15,613

	$71,710	$88,402	$85,602	$83,539	$329,253	$91,481	$93,567	$95,841	$280,889

GAAP Operating Income (Loss):
Americas	$7,087	$15,749	$17,183	$13,531	$53,550	$13,685	$18,130	$17,718	$49,533
EMEA	909	1,963	1,334	1,033	5,239	2,580	2,944	2,707	8,231
APAC	(443)	501	877	1,639	2,574	1,675	268	1,252	3,195

	$7,553	$18,213	$19,394	$16,203	$61,363	$17,940	$21,342	$21,677	$60,959

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,409	$2,405	$2,503	$3,055	$10,372	$1,660	$1,977	$2,158	$5,795
Purchase amortization	439	438	293	2	1,172	2	1	2	5
Recovery of previously impaired investment	—	—	(2,519)	—	(2,519)	—	—		—

	$2,848	$2,843	$277	$3,057	$9,025	$1,662	$1,978	$2,160	$5,800

Adjusted non-GAAP Operating Income (Loss):
Americas	$9,935	$18,592	$17,460	$16,588	$62,575	$15,347	$20,108	$19,878	$55,333
EMEA	909	1,963	1,334	1,033	5,239	2,580	2,944	2,707	8,231
APAC	(443)	501	877	1,639	2,574	1,675	268	1,252	3,195

	$10,401	$21,056	$19,671	$19,260	$70,388	$19,602	$23,320	$23,837	$66,759

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Professional services	$35,184	$42,150	$41,403	$38,057	$156,794	$46,621	$45,497	$47,082	$139,200
Customer support and software enhancements	20,894	21,624	22,191	22,555	87,264	23,749	23,825	24,804	72,378

Total services revenue	$56,078	$63,774	$63,594	$60,612	$244,058	$70,370	$69,322	$71,886	$211,578

4. Hardware and other revenue includes the following items (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Hardware revenue	$5,504	$5,540	$5,597	$3,895	$20,536	$3,054	$5,740	$4,234	$13,028
Billed travel	2,366	2,741	2,846	2,465	10,418	2,470	3,160	3,557	9,187

Total hardware and other revenue	$7,870	$8,281	$8,443	$6,360	$30,954	$5,524	$8,900	$7,791	$22,215

5.      Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue	$282	$1,743	$1,140	$110	$3,275	$(136)	$(1,251)	$(958)	$(2,345)
Costs and expenses	386	1,513	1,038	(668)	2,269	(848)	(2,067)	(1,845)	(4,760)

Operating income	(104)	230	102	778	1,006	712	816	887	2,415
Foreign currency gains (losses) in other income	(207)	77	575	367	812	(370)	571	(564)	(363)

	$(311)	$307	$677	$1,145	$1,818	$342	$1,387	$323	$2,052

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):
	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Operating income	$(53)	$(82)	$(76)	$727	$516	$704	$1,193	$1,161	$3,058
Foreign currency (losses) gains in other income	(112)	53	653	638	1,232	(144)	724	(500)	80

Total impact of changes in the Indian Rupee	$(165)	$(29)	$577	$1,365	$1,748	$560	$1,917	$661	$3,138

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

6.	Other income (expense) includes the following components (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Interest income	$225	$269	$298	$280	$1,072	$264	$228	$278	$770
Foreign currency (losses) gains	(207)	77	575	367	812	(370)	571	(564)	(363)
Other non-operating (expense) income	—	(12)	(11)	3	(20)	(18)	3	39	24

Total other income (expense)	$18	$334	$862	$650	$1,864	$(124)	$802	$(247)	$431

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Stock options	$512	$487	$486	$518	$2,003	$120	$140	$138	$398
Restricted stock	1,897	1,918	2,017	2,537	8,369	1,540	1,837	2,020	5,397

Total equity-based compensation	2,409	2,405	2,503	3,055	10,372	1,660	1,977	2,158	5,795
Income tax provision	807	806	838	1,075	3,526	598	711	777	2,086

Net income	$1,602	$1,599	$1,665	$1,980	$6,846	$1,062	$1,266	$1,381	$3,709

Diluted earnings per share	$0.07	$0.07	$0.08	$0.09	$0.32	$0.05	$0.06	$0.07	$0.18
Diluted earnings per share—stock options	$0.02	$0.01	$0.02	$0.02	$0.06	$0.00	$—	$—	$0.01
Diluted earnings per share—restricted stock	$0.06	$0.06	$0.06	$0.08	$0.26	$0.05	$0.06	$0.07	$0.17

8.	Capital expenditures are as follows (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Capital expenditures	$1,338	$658	$1,676	$1,402	$5,074	$1,796	$1,454	$1,086	$4,336

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

9.	Stock Repurchase Activity (in thousands):

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Shares purchased under publicly-announced buy-back program	826	1,079	845	857	3,607	653	346	419	1,418
Shares withheld for taxes due upon vesting of restricted stock	65	4	4	5	78	66	3	5	74

Total shares purchased	891	1,083	849	862	3,685	719	349	424	1,492

Total cash paid for shares purchased under publicly-announced buy-back program	$25,621	$38,286	$29,414	$37,390	$130,711	$30,647	$16,616	$21,202	$68,465
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	1,960	129	159	185	2,433	2,840	132	230	3,202

Total cash paid for shares repurchased	$27,581	$38,415	$29,573	$37,575	$133,144	$33,487	$16,748	$21,432	$71,667